                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement            |_|   Confidential, for Use of the
                                                   Commission Only (as permitted
|X|   Definitive Proxy Statement                   by Rule 14a-6(e)(2)
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               COMMERCE ONE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------
      5.    Total fee paid:

            --------------------------------------------------------------------
|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------
      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
      3.    Filing Party:

            --------------------------------------------------------------------
      4.    Date Filed:

            --------------------------------------------------------------------

                              [LOGO] COMMERCE ONE

                              4440 ROSEWOOD DRIVE
                              PLEASANTON, CA 94588

                                  ------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
              TO BE HELD ON SEPTEMBER 6, 2002 AT 10:00 A.M. P.D.T.

                                  ------------


Dear Stockholders:

      We cordially invite you to attend a Special Meeting of Stockholders. The meeting will be held on September 6, 2002 at 10:00 a.m. P.D.T. at the Carr America Conference Center Auditorium (Diablo Room), 4400 Rosewood Avenue, Pleasanton, California, for the following purposes:

      1. A proposal to permit the Board of Directors in its discretion to amend the Company's Restated Certificate of Incorporation to effect a one-for-ten reverse stock split of the Company's issued Common Stock.

      2. Any and all other matters that may properly come before the meeting or any adjournment thereof.

      The proposal is discussed in more detail in the attached Proxy Statement. Please read the attached Proxy Statement carefully. Only stockholders who owned shares at the close of business on July 22, 2002 are entitled to attend and vote at the meeting or any adjournment of the special meeting.

      You are urged to attend the special meeting in person, but, if you are unable to do so, the Board of Directors will appreciate the prompt return of the enclosed proxy, dated and signed. You may also vote using the Internet or by telephone. Simply follow the instructions on your proxy card. We encourage you to vote on the Internet because it is the least expensive way for us to process your vote. In addition, we intend to have our Proxy Statement available on the Internet. The proxy may be revoked at any time before it is exercised and will not be exercised if you attend the special meeting and vote in person.



                                    By Order of the Board of Directors,

                                    /s/ Beth A. Frensilli
                                    -----------------------------------
                                    Beth A. Frensilli
                                    SECRETARY

Pleasanton, California
August 2, 2002

 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND
   RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED SELF-ADDRESSED, STAMPED
                 ENVELOPE OR VOTE USING THE INTERNET OR PHONE.

                                TABLE OF CONTENTS

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS....................................  1
PROXY STATEMENT .............................................................  3
Questions and Answers........................................................  4
Proposal to be Voted on .....................................................  8
Section 16(a) Beneficial Ownership Reporting Compliance...................... 12
Deadline For Receipt of Stockholder Proposals................................ 14
Costs of Proxy Solicitation ................................................. 14

                               COMMERCE ONE, INC.
                              4440 ROSEWOOD DRIVE
                              PLEASANTON, CA 94588
                                  -------------

                                 PROXY STATEMENT

                                  -------------

      Our Board of Directors is soliciting proxies for the Special Meeting of Stockholders to be held on September 6, 2002 at 10:00 a.m. P.D.T. at the Carr America Conference Center Auditorium (Diablo Room), 4400 Rosewood Avenue, Pleasanton, California. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters before the meeting.

      The Board set July 22, 2002 as the record date for the meeting. Stockholders who owned Commerce One Common stock on that date are entitled to vote at and attend the meeting. Each share is entitled to one vote. There were 291,588,950 shares of Commerce One Common Stock outstanding on the record date.

      Voting materials, which include this Proxy Statement and the Proxy Card, will be mailed to stockholders on or about August 2, 2002.


                                                 QUESTIONS AND ANSWERS

Q:    WHY AM I RECEIVING THIS PROXY STATEMENT?                          The Board of Directors has unanimously adopted a
                                                                        resolution approving a proposal to authorize the Board
A:    This Proxy Statement describes the proposal on                    of Directors to amend the Company's Restated Certificate
      which we would like you, as a stockholder, to                     of Incorporation to effect a reverse stock split of the
      vote. It also gives you information on this issue                 outstanding shares of Common Stock at a ratio of
      so that you can make an informed decision.                        one-for-ten (the "Reverse Stock Split"). Approval of the
                                                                        proposal would give the Board of Directors discretionary
Q:    WHO CAN VOTE AT THE SPECIAL STOCKHOLDERS MEETING?                 authority to implement the Reverse Stock Split. If
                                                                        implemented by the Board of Directors, the Reverse Stock
A:    Stockholders who owned Commerce One (the                          Split would be effected by reducing the number of
      "Company") Common Stock on July 22, 2002 may                      outstanding shares of Common Stock by a ratio of
      attend and vote at the Special Meeting. Each share                one-to-ten, but will not increase the par value of the
      is entitled to one vote. There were 291,588,950                   Common Stock and will not change the number of
      shares of the Company's Common Stock outstanding                  authorized shares of Common Stock. We will also transact
      on July 22, 2002. Information about the                           any other business that properly comes before the
      stockholdings of our directors and executive                      meeting.
      officers is contained in the section entitled
      "Share Ownership of Management, Directors and 5%            Q:    HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?
      Stockholders of Commerce One" on pages 12 and 13
      of this Proxy Statement.                                    A:    The Board of Directors unanimously recommends that
                                                                        the stockholders vote "for" ratification of the
Q:    WHAT IS THE PROXY CARD?                                           Reverse Stock Split.

A:    The proxy card enables you to appoint Mark B.               Q:    HOW DO I VOTE?
      Hoffman and Beth A. Frensilli as your
      representatives at the Special Meeting. By                  A:    (1)   You may vote by mail.
      completing and returning the proxy card, you are
      authorizing Mr. Hoffman and Ms. Frensilli to vote                 You do this by completing, signing and dating your
      your shares at the meeting, as you have instructed                proxy card and returning it in the enclosed,
      them on the proxy card. This way, your shares will                postagepaid and addressed envelope. If you mark
      be voted whether or not you attend the meeting.                   your voting instructions on the proxy card, your
      Even if you plan to attend the meeting, it is a                   shares will be voted:
      good idea to complete and return your proxy card
      before the meeting date just in case your plans                   o     as you instruct, and
      change. If a proposal comes up for vote at the
      meeting that is not on the proxy card, Mr. Hoffman                o     according to the best judgment of Mr. Hoffman and
      and Ms. Frensilli will vote your shares, under                          Ms. Frensilli if a proposal comes up for vote at
      your proxy, according to their best judgment.                           the meeting that is not on the proxy card.

Q:    WHAT AM I VOTING ON?                                              If you return a signed card, but do not provide voting
                                                                        instructions, your shares will be voted:
A:    You are being asked to vote on effecting a reverse
      stock split of the Company's issued Common Stock                  o     for effecting the reverse stock split, and
      at a ratio of one-for-ten.



      o     according to the best judgment of Mr. Hoffman               SHARES REGISTERED IN THE NAME OF A BROKERAGE FIRM OR
            and Ms. Frensilli if a proposal comes up for                BANK (SHARES IN STREET NAME).
            a vote at the meeting that is not on the proxy
            card.                                                       A number of brokerage firms and banks are participating
                                                                        in a program provided through ADP Investor
      (2)   You may vote by telephone, or using the Internet.           Communications that offers telephone and Internet voting
                                                                        options. That program is different from the program
      You do this by following the "vote by telephone" or the           provided by EquiServe for shares registered in the name
      "vote on the Internet" instructions that came with your           of the stockholder. If your shares are held in an
      proxy card. If you vote by telephone or on the Internet,          account at a brokerage firm or bank participating in the
      you need not mail your proxy card.                                ADP Program, you may vote those shares by calling the
                                                                        telephone number which appears on your voting form or
      There are separate arrangements for using the telephone           through the Internet in accordance with instructions set
      and Internet depending on whether your shares are                 forth on the voting form. If you have any questions
      registered in the Company's stock records in your name            regarding the proposals or how to execute your vote,
      or in the name of a brokerage firm or bank. You should            please contact John Biestman, our Treasurer, at (925)
      check your proxy card or voting instructions forwarded            520-6000.
      by your broker, bank or other holder of record to see
      which options are available.                                      (3)   You may vote in person at the meeting.

      The Internet and telephone procedures described below             We will pass out written ballots to anyone who wants to
      for submitting your proxy or voting instructions are              vote at the meeting. However, if you hold your shares in
      designed to authenticate stockholders' identities, to             street name, you must bring to the meeting a "legal
      allow stockholders to have their shares voted and to              proxy" from the broker, bank or other nominee holding
      confirm that their instructions have been properly                your shares that confirms your beneficial ownership of
      recorded. Stockholders submitting proxies or voting               the shares and gives you the right to vote your shares.
      instructions via the Internet should understand that              Holding shares in "street name" means you hold them
      there may be costs associated with electronic access,             through a brokerage firm, bank or other nominee, and
      such as usage charges from Internet access providers and          therefore the shares are not held in your individual
      telephone companies, that would be borne by the                   name.
      stockholder.
                                                                        WE ENCOURAGE YOU TO EXAMINE YOUR PROXY CARD CLOSELY TO
      SHARES REGISTERED DIRECTLY IN THE NAME OF THE                     MAKE SURE YOU ARE VOTING ALL OF YOUR SHARES IN THE
      STOCKHOLDER.                                                      COMPANY.

      Stockholders with shares registered directly with the       Q:    WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?
      Company in their name (stockholders of record) may
      submit their proxies:                                       A:    You may have multiple accounts at the transfer agent
                                                                        and/or with stockbrokers. Please sign and return all
      o     by making a toll-free telephone call from the               proxy cards to ensure that all of your shares are
            United States and Canada to EquiServe at (877)              voted.
            779-8683 or outside the United States and Canada
            at (201) 536-8073, or                                 Q:    WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

      o     through the Internet by visiting a website            A:    You may revoke your proxy and change your vote at any
            established for that purpose at                             time before the polls close at the meeting. You may do
            www.eproxyvote.com/cmrc and following the                   this by:
            instructions set forth on this website.
                                                                        o     sending a written notice to the Secretary of the
      Proxies submitted by telephone or through the Internet                  Company stating that you would like to revoke your
      through EquiServe as described above must be received by                proxy of a particular date,
      midnight E.D.T. on September 5, 2002.



      o     signing another proxy with a later date and                 your stockbroker in order to vote at the meeting. We
            returning it before the polls close at the                  encourage you to provide instructions to your brokerage
            meeting,                                                    firm by giving your proxy to your broker. This ensures
                                                                        your shares will be voted at the meeting. (2) If your
      o     voting by telephone or on the Internet before               shares are in your name and you do not sign and return
            12:00 midnight E.D.T. on September 5, 2002 (your            your proxy card or vote by telephone or using the
            LATEST telephone or Internet vote is counted), or           Internet, your shares will not be voted unless you vote
                                                                        in person at the meeting.
      o     attending the Special Meeting and voting in
            person.                                               Q:    HOW ARE VOTES COUNTED?

      Please note, however, that if your shares are held of       A:    You may vote "for," "against," or "abstain" on
      record by a brokerage firm, bank or other nominee, you            effecting the reverse stock split.
      must instruct your broker, bank or other nominee that
      you wish to change your vote by following the procedures    Q:    HOW MANY STOCKHOLDERS ARE NEEDED EITHER IN PERSON
      on your voting form. If your shares are held in street            OR BY PROXY TO HOLD THE MEETING?
      name and you wish to attend the meeting and vote at the
      meeting, you must bring to the meeting a legal proxy        A:    To hold the meeting and conduct business, a
      from the broker, bank or other nominee holding your               majority of the Company's outstanding shares
      shares, confirming your beneficial ownership of the               entitled to vote as of July 22, 2002 must be
      shares and giving you the right to vote your shares.              present at the meeting. This is called a quorum.

Q:    WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN               Shares are counted as present at the meeting if the
      MY PROXY CARD?                                                    stockholder either:

A:    (1) If your shares are held in street name, your                  o     is present and votes in person at the meeting, or
      brokerage firm, under certain circumstances, may
      vote your shares.                                                 o     has properly submitted a proxy card (including
                                                                              voting by telephone or using the Internet).
      Brokerage firms have authority under the rules of the
      Nasdaq stock market to vote customers' unvoted shares on    Q:    HOW MANY VOTES ARE REQUIRED TO RATIFY THE REVERSE
      some "routine" matters. The proposal to effect the                STOCK SPLIT?
      reverse stock split is a routine matter. If you do not
      give a proxy to vote your shares, your brokerage firm       A:    A majority of the outstanding shares of the
      may either:                                                       Company.

      o     vote your shares on routine matters, or               Q:    HOW MANY VOTES ARE REQUIRED TO APPROVE OTHER
                                                                        MATTERS THAT MAY COME BEFORE THE STOCKHOLDERS
      o     leave your shares unvoted.                                  AT THE MEETING?

      If a brokerage firm entitled to vote your shares leaves     A:    A majority of the shares present, in person or by
      those shares unvoted, it is called a "broker nonvote." A          proxy, excluding broker nonvotes.
      broker nonvote is equivalent to a "no" vote for this
      proposal.                                                   Q:    WHAT HAPPENS IF I DON'T INDICATE HOW TO VOTE MY PROXY?

      You may have granted to your stockbroker discretionary      A:    If you just sign your proxy card without providing
      voting authority over your account. Your stockbroker may          further instructions, your shares will be counted
      be able to vote your shares depending on the terms of             as a "yes" vote for effecting the reverse stock
      the agreement you have with your broker. If you hold              split.
      your shares in street name and you do not authorize your
      broker to vote on your behalf, you must request a legal
      proxy from




Q:    IS MY VOTE KEPT CONFIDENTIAL?                                     2002 on or before November 14, 2002. We will file that
                                                                        report with the SEC, and you can get a copy by calling
A:    Proxies, ballots and voting tabulations                           the SEC at (800) SEC-0330 for location of the nearest
      identifying stockholders are kept confidential and                public reference room, or through the EDGAR system at
      will not be disclosed except as may be necessary                  WWW.SEC.GOV. You can also get a copy on the Internet at
      to meet legal requirements.                                       WWW.COMMERCEONE.COM.

Q:    WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?          Q:    WHO CAN HELP ANSWER MY QUESTIONS?

A:    We will announce preliminary voting results at the          A:    You can call John Biestman, our Treasurer, at
      meeting and will announce the final results in a                  (925) 520-6000 with any questions about proposals
      press release. We will also publish the final                     described in this Proxy Statement or how to execute
      results in our quarterly report on Form 10-Q for                  your vote.
      the third quarter of


PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE COMPANY'S CERTIFICATE
 OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT ON THE COMPANY'S COMMON STOCK

GENERAL

      The Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the stockholders for their approval an amendment to Article 4 of Commerce One's Restated Certificate of Incorporation to effect a onefor- ten reverse stock split of the outstanding shares of Common Stock (the "Reverse Stock Split"). Even if the stockholders approve the Reverse Stock Split, Commerce One reserves the right to not effect the Reverse Stock Split if the Board of Directors does not deem it to be in the best interests of Commerce One and its stockholders to effect such Reverse Stock Split.

      The form of the proposed amendment to effect the Reverse Stock Split (the "Certificate of Amendment"), as more fully described below, will effect the Reverse Stock Split but will not change the number of authorized shares of Common Stock or Preferred Stock, the number of treasury shares held by Commerce One or the par value of Commerce One's Common Stock or Preferred Stock.

PURPOSE

      The Board of Directors approved the Reverse Stock Split for the following reasons:

      o The Board of Directors believes a higher stock price may help generate investor interest in Commerce One and help Commerce One attract and retain employees and other service providers;

      o The Board of Directors believes the Reverse Stock Split is the most effective means to avoid a delisting of Commerce One's Common Stock from the Nasdaq National Market ("Nasdaq").

      POTENTIAL INCREASED INVESTOR INTEREST. On July 15, 2002, Commerce One's Common Stock closed at $0.57 per share. In approving the Reverse Stock Split, the Board of Directors considered that Commerce One's Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Board of Directors believes that most investment funds are reluctant to invest in lower priced stocks.

      The Board of Directors further believes that a higher stock price would help Commerce One attract and retain employees and other service providers. The Board of Directors believes that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of size of the company's market capitalization. If the Reverse Stock Split successfully increases the per share price of Commerce One's Common Stock, the Board of Directors believes this increase will enhance Commerce One's ability to attract and retain employees and service providers.

      NASDAQ LISTING. Commerce One's Common Stock is quoted on Nasdaq under the symbol "CMRC." On June 18, 2002, we received notice from Nasdaq that Commerce One's Common Stock had failed to maintain Nasdaq's minimum bid price closing requirement of $1.00. The letter specified that, unless Commerce One's Common Stock closes at a minimum bid price of $1.00 or more for ten consecutive trading days by September 16, 2002, Nasdaq would notify Commerce One at that time of Nasdaq's intent to delist the stock. The letter also stated that Commerce One could appeal any delisting notification received at that time. If, following the Reverse Stock Split, the per share price of Commerce One's Common Stock is above $1.00 for 10 consecutive trading days, we believe Nasdaq will withdraw the delisting action.

      The Board of Directors believes that maintaining Nasdaq listing may provide a broader market for Commerce One's Common Stock and facilitate the use of Commerce One's Common Stock in financing transactions. The Board of Directors approved the Reverse Stock Split partly as a means of increasing the share price of Commerce One's Common Stock above $1.00 per share. If the stockholders do not approve the Reverse Stock Split proposal and the stock price does not otherwise increase to greater than $1.00 per share, Commerce One expects the Common Stock to be delisted from the Nasdaq pursuant to the schedule described above.

      THERE ARE RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT, INCLUDING THAT THE REVERSE STOCK SPLIT MAY NOT RESULT IN AN INCREASE IN THE PER SHARE PRICE OF COMMERCE ONE'S COMMON STOCK.

      This proxy includes forward-looking statements including statements regarding the company's intent to solicit approval of a reverse stock split, the timing and ratio of the proposed reverse stock split, and the potential benefits of the proposed reverse stock split, including but not limited to the potential for a higher stock price, increased investor and service provider interest, and continued listing on the Nasdaq National Market. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements. Such statements reflect the current views and assumptions of Commerce One, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These risks include but are not limited to risks relating to the volatility of our stock price, general market and economic conditions, the development and sale of our solutions, the nature of the company's stockholders and potential stockholders, unexpected delays in preparing, filing and mailing definitive proxy materials for the reverse split, and unexpected changes in the listing requirements of the NASDAQ National Market. For a discussion of these and other risk factors that could affect Commerce One's business, see "Risk Factors" in Commerce One's filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, and its Annual Report on Form 10-K for the year ended December 31, 2001.

      We cannot predict whether the Reverse Stock Split will increase the market price for Commerce One's Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

      o the market price per new share of Commerce One Common Stock (the "New Shares") after the Reverse Stock Split will rise in proportion to the reduction in the number of old shares of Commerce One Common Stock (the "Old Shares") outstanding before the Reverse Stock Split;

      o the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

      o the Reverse Stock Split will result in a per share price that will increase Commerce One's ability to attract and retain employees and other service providers; and

      o the market price per New Share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on Nasdaq.

      The market price of Commerce One's Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of Commerce One's Common Stock declines, the percentage decline as an absolute number and as a percentage of Commerce One's overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, liquidity of Commerce One's Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

      If the stockholders approve the proposal to authorize the Board of Directors to implement the Reverse Stock Split and the Board of Directors decides to implement the Reverse Stock Split, the Company will file a Certificate of Amendment to amend the existing provision of its Restated Certificate of Incorporation relating to the Company's authorized capital to add substantially the following paragraph at the end thereof:

      "Each ten (10) shares of the Corporation's Common Stock issued and outstanding as of the date and time immediately preceding [date on which Certificate of Amendment is filed], the effective date of a reverse stock split (the "Split Effective Date"), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and nonassessable share of the Corporation's Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Split Effective Date who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported in the Wall Street Journal, on the last trading day prior to the Split Effective Date (or the average of the last bid and asked prices of the Common Stock on such day or other price determined by the Board of Directors)."

      The Reverse Stock Split will be effected simultaneously for all Commerce One's Common Stock and the exchange ratio will be the same for all of Commerce One's Common Stock. The Reverse Stock Split will affect all of Commerce One's stockholders uniformly and will not affect any stockholder's percentage ownership interests in Commerce One, except to the extent that the Reverse Stock Split results in any of Commerce One's stockholders owning a fractional share. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

      The following table illustrates approximately the effect on the Company's Common Stock of the Reverse Stock Split:


                                  NUMBER OF SHARES OF COMMON STOCK

                                                 PRIOR TO REVERSE STOCK SPLIT         ONE-FOR-TEN REVERSE STOCK SPLIT
                                                 ----------------------------         -------------------------------
Authorized                                                950,000,000                            950,000,000
Issued and Outstanding                                    291,595,548                             29,159,554
Available for Future Issuance                             658,404,452                            920,840,446

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

      If the Certificate of Amendment is approved by the Company's stockholders, and if the Board of Directors still believes that the Reverse Stock Split is in the best interests of the Company and its stockholders, the Company will file the Certificate of Amendment with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for such split. The Board of Directors may delay effecting the Reverse Stock Split without resoliciting stockholder approval. The Reverse Stock Split will become effective on the Split Effective Date. Beginning on the Split Effective Date, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

      As soon as practicable after the Split Effective Date, stockholders will be notified that the Reverse Stock Split has been effected. The Company expects that its transfer agent will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. Any Old Shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for New Shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

FRACTIONAL SHARES

      No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the number of Old Shares for which each New Share is to be exchanged, will be entitled, upon surrender to the Exchange Agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported in the Wall Street Journal, on the last trading day prior to the Split Effective Date (or the average of the last bid and asked prices of the Common Stock on such day or other price determined by the Board of Directors). Alternatively, the Company will have the option to aggregate the fractional interests the stockholders would otherwise be entitled to receive and sell such shares on the Nasdaq Stock Market through the Exchange Agent, in which case the Company's stockholders will receive a check in the amount of the net proceeds from the sale of their fractional interests on the market. The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein.

      Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the Split Effective Date may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the Exchange Agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

ACCOUNTING MATTERS

      The Reverse Stock Split will not affect the Common Stock capital account on Commerce One's balance sheet. However, because the par value of Commerce One's Common Stock will remain unchanged on the Split Effective Date, the components that make up the Common Stock capital account will change by offsetting amounts. The stated capital component will be reduced to one-tenth (1/10) of its present amount and the additional paid-in capital component will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of Commerce One's Common Stock will be increased because there will be fewer shares of Commerce One's Common Stock outstanding.

POTENTIAL ANTI-TAKEOVER EFFECT

      Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of Commerce One's Board of Directors or contemplating a tender offer or other transaction for the combination of Commerce One with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate Commerce One's shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to Commerce One's Board of Directors and stockholders. Other than the Reverse Stock Split proposal, Commerce One's Board of Directors does not currently contemplate recommending the adoption of any other amendments to Commerce One's Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of Commerce One.

NO DISSENTER'S RIGHTS

      Under the Delaware General Corporation Law, Commerce One's stockholders are not entitled to dissenter's rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

      FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

      The following is a summary of certain material federal income tax consequences of the Reverse Stock Split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the state in which he resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (the ("Code") (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the Reverse Stock Split.

      Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Stock Split. The aggregate tax basis of the New Shares received in the Reverse Stock Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. In general, stockholders who receive cash upon redemption of their fractional share interests in the New Shares as a result of the Reverse Stock Split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The federal income tax liability, if any, generated by the receipt of cash in lieu of a fractional interest should be minimal in view of the low value of the fractional interest. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Stock Split.

      Commerce One's view regarding the tax consequence of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with their own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

      The affirmative vote of the holders of a majority of all outstanding shares of Commerce One's Common Stock entitled to vote on this proposal will be required for approval of the Certificate of Amendment.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO EFFECT THE REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK.

                         SHARE OWNERSHIP OF MANAGEMENT,
                 DIRECTORS AND 5% STOCKHOLDERS OF COMMERCE ONE

      The following table sets forth information regarding the beneficial ownership of Commerce One's Common Stock as of July 1, 2002, by the following individuals or groups:

      o each person or entity who is known by Commerce One to own beneficially more than 5% of Commerce One's outstanding stock;

      o     each of Commerce One's Named Officers;

      o     each of Commerce One's directors; and

      o     all directors and executive officers of Commerce One as a group.

      Unless otherwise indicated, the address for each stockholder listed in the following table is c/o Commerce One, Inc., 4440 Rosewood Drive, Pleasanton, California 94588. Except as otherwise indicated and except for any rights these persons' spouses may have, the persons named in the table have sole voting and investment power for all shares of Common stock held by them.

      Applicable percentage ownership in the following table is based on 291,595,548 shares of Common stock outstanding as of July 1, 2002.

      Any shares issued upon exercise of options, warrants or other rights to acquire our capital stock that are presently outstanding or granted in the future or reserved for future issuance under our stock option plans will further dilute new public investors.

      The table below shows how much Commerce One Common stock is owned by our directors, Named Officers and owners of more than 5% of Commerce One's Common stock as of July 1, 2002.


                                                                  NUMBER OF
                                                                    SHARES                                         PERCENTAGE OF
NAME OF BENEFICIAL OWNERS                                        BENEFICALLY                         RIGHT TO       OUTSTANDING
ADDRESSES                                                          OWNED (1)     OTHER SHARES        ACQUIRE (2)        SHARES
-------------------------                                        -------------   ------------        -----------   --------------
Mark B. Hoffman...........................................        1,084,726(3)             0         1,919,286             *
Dennis H. Jones (4) ......................................                0                0         1,200,274             *
Andrew Hayden ............................................           39,860                0           480,241             *
Peter F. Pervere (5)......................................           85,638                0           388,713             *
Mary E. Loomis ...........................................           54,745                0           722,251             *
John V. Balen ............................................           67,098                0            65,000             *
Kenneth C. Gardner .......................................           76,629           18,900(6)        269,000             *
William J. Harding .......................................           36,005                0            65,000             *
Robert M. Kimmitt.........................................            1,072                0           120,000             *
Toshimune Okihara ........................................                0        4,528,170(7)              0           1.6
Alex S. Vieux ............................................                0                0            80,000             *
SAP AG ...................................................       58,314,813                0                 0          20.0
All Directors, Executive Officers and
    5% Stockholders as a Group (15 persons) ..............       59,771,855        4,547,070         6,640,832          24.3
----------------

*     Less than 1% of the outstanding shares of Common stock.
(1)   Excludes shares that may be acquired through stock option exercises.
(2) Includes shares that may be acquired through stock option exercises through August 30, 2002, including stock options issued under Commerce One's 1997 Plan, which may be exercised upon grant, but are subject to time-based vesting requirements. Beneficial ownership is determined according to the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to (a) securities owned and/or (b) shares of Common stock acquired through stock option exercises within sixty (60) days from the record date.
(3) Includes 8,100 shares held by the Andrew Mark Hoffman 1993 Trust dated March 30, 1993. Andrew Hoffman, beneficiary of this trust, is Mr. Hoffman's son.
(4)   Mr. Jones resigned effective June 30, 2002.
(5)   Mr. Pervere resigned effective May 31, 2002.
(6) Includes 18,900 shares held by Delaware Charter Guarantee & Trust Company Trustee FBO Kenneth C. Gardner.
(7) Mr. Okihara is an Executive Manager of NTT Communications. NTT owns 4,528,170 shares of Commerce One's Common stock. Mr. Okihara disclaims beneficial ownership of the shares held by NTT.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with Commerce One's bylaws and the requirements of the proxy rules promulgated by the Securities Exchange Commission. If you intend to submit a proposal for consideration at the 2003 Annual Meeting, your proposal must be received by no later than January 3, 2003 in order to include the proposal in Commerce One's proxy materials for the 2003 Annual Meeting or to submit the proposal at the 2003 Annual Meeting without including the proposal in Commerce One's proxy materials. If a stockholder fails to comply with the foregoing notice provisions, the proposal may not be brought before the meeting. Stockholder proposal(s) should be mailed to our Secretary at our principal executive offices at 4440 Rosewood Drive, Pleasanton, California 94588.

COSTS OF PROXY SOLICITATION

      The solicitation is made on behalf of the Board of Directors of the Company. The Company will pay the cost of soliciting these proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares.

      Without receiving additional compensation, officials and regular employees of the Company may solicit proxies personally, by telephone, fax or email from some stockholders if proxies are not promptly received. We have also hired Georgeson Shareholder, Inc., to assist in the solicitation of proxies at a cost of $5,500 plus reasonable out-of-pocket expenses.

                                        By Order of the Board of Directors,

                                        /s/ Beth Frensilli
                                        -----------------------------------
                                        Beth A. Frensilli
                                        SECRETARY


August 2, 2002
Pleasanton, California

                               Commerce One, Inc.
                              4440 Rosewood Drive,
                          Pleasanton, California 94588
          (925) 520-6000 WWW.COMMERCEONE.COM Nasdaq Stock Symbol: CMRC






                                       14
\










                                  DETACH HERE

                                     PROXY

                               COMMERCE ONE, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark. B Hoffman and Beth A. Frensilli, jointly and severally, proxies, with full power of substitution, to vote all shares of common stock of Commerce One, Inc., a Delaware corporation, which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at Carr America Conference Center Auditorium (Diablo Room), 4400 Rosewood Drive, Pleasanton, California on September 6, 2002, at 10:00 a.m., local time, or any adjournment thereof. The proxies are being directed to vote as specified on the reverse side, or, if no specification is made, FOR the proposal to amend the Restated Certificate of Incorporation to effect a reverse stock split and in accordance with their discretion on such other matters that may properly come before the meeting.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.


-------------                                                      -------------
 SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
    SIDE                                                               SIDE
-------------                                                      -------------

COMMERCE ONE, INC.
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940


-----------------------------             -----------------------------
 VOTE BY TELEPHONE                         VOTE BY INTERNET
-----------------------------             -----------------------------
It's fast, convenient, and immediate!     It's fast, convenient and your vote is
Call Toll-Free on a Touch-Tone Phone      immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)

--------------------------------------    --------------------------------------
FOLLOW THESE FOUR EASY STEPS:             FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY STATE-     1. READ THE ACCOMPANYING PROXY STATE-
   MENT AND PROXY CARD.                      MENT AND PROXY CARD.

2. CALL THE TOLL-FREE NUMBER              2. GO TO THE WEBSITE
   1-877-PRX-VOTE (1-877-779-8683)           HTTP://WWW.EPROXYVOTE.COM/CMRC

3. ENTER YOUR VOTER CONTROL NUMBER        3. ENTER YOUR VOTER CONTROL NUMBER
   LOCATED ON YOUR PROXY CARD ABOVE          LOCATED ON YOUR PROXY CARD ABOVE
   YOUR NAME.                                YOUR NAME.

4. FOLLOW THE RECORDED INSTRUCTIONS.      4. FOLLOW THE RECORDED INSTRUCTIONS.
--------------------------------------    --------------------------------------
 YOUR VOTE IS IMPORTANT!                   YOUR VOTE IS IMPORTANT!
 Call 1-877-PRX-VOTE anytime!              Go to HTTP://WWW.EPROXYVOTE.COM/CMRC
                                           anytime!

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET



                                   DETACH HERE



    PLEASE MARK
/X/ VOTES AS IN
    THIS EXAMPLE.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

                                                       FOR    AGAINST   ABSTAIN
1. Proposal to approve an amendment to the Restated    / /      / /       / /
   Certificate of Incorporation to effect a 1-for-10 reverse stock split of Commerce One's outstanding shares of Common Stock.


                                        I PLAN TO ATTEND THE MEETING      / /

                                        (Signature(s) must be exactly as name(s) appear on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the names of more than one person, each should sign this proxy.)

Signature                    Date       Signature                    Date
         -------------------     ------          -------------------     ------